UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Congaree Bancshares, Inc.

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Congaree Bancshares, Inc.

1201 Knox Abbott Drive

Cayce, South Carolina 29033

Notice of Annual Meeting of Shareholders

Dear Fellow Shareholder:

We cordially invite you to attend the 2014 Annual Meeting of Shareholders of Congaree Bancshares, Inc. (the “Company”), the holding company for Congaree State Bank (the “Bank”). At the meeting, we will report on our performance in 2013 and answer your questions. We hope that you can attend the meeting and reception and look forward to seeing you there.

This letter serves as your official notice that we will hold the meeting on May 22, 2014 at The Clarion Inn (Airport), 500 Chris Drive, West Columbia, South Carolina 29169 at 2:00 p.m. Eastern Daylight Time for the following purposes:

1.	To elect four members to the board of directors;

2.	To ratify the appointment of Elliott Davis, LLC as our independent auditor for the fiscal year ending December 31, 2014; and

3.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders owning our common stock at the close of business on March 26, 2014 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the Company’s offices prior to the meeting. If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares in order to vote at our annual meeting.

Please use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF ALL THE PROPOSALS PRESENTED.

By order of the Board of Directors,

/s/ Charles A. Kirby

Charles A. Kirby

President and Chief Executive Officer

Cayce, South Carolina

April 9, 2014

Congaree Bancshares, Inc.

1201 Knox Abbott Drive

Cayce, South Carolina 29033

Proxy Statement for Annual Meeting of

Shareholders to be Held on May 22, 2014

This proxy statement is furnished to shareholders of Congaree Bancshares, Inc. (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors for use at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at The Clarion Inn (Airport), 500 Chris Drive, West Columbia, South Carolina 29169 at 2:00 p.m. Eastern Daylight Time on May 22, 2014, or any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. We encourage you to read it carefully.

The Company has its principal executive offices at 1201 Knox Abbot Drive, Cayce, South Carolina 29033 and its telephone number is (803) 794-2265.

Voting Information

The board of directors set March 26, 2014 as the record date for the Annual Meeting. Shareholders owning our common stock at the close of business on that date are entitled to vote and to attend the Annual Meeting, with each share entitled to one vote. If you are a registered shareholder who wishes to vote at the Annual Meeting, you may do so by delivering your proxy card in person at the Annual Meeting. “Street name” shareholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares. There were 1,764,439 shares of common stock outstanding on the record date. A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

Many of our shareholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked “Abstain” or “Withhold” or as to which no vote is marked, including broker non-votes, will be included in determining the number of votes present or represented at the annual meeting.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of our director nominees. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors and on executive compensation matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Further, if you abstain from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal.

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When you sign the proxy card, you appoint Charles A. Kirby and E. Daniel Scott as your representatives at the meeting. Messrs. Kirby and Scott will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Messrs. Kirby and Scott will vote your proxy for the election to the board of directors of all the nominees listed below under “Election of Directors,” and for the ratification of the appointment of Elliott Davis, LLC as our independent auditor for the fiscal year ending December 31, 2014. We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Messrs. Kirby and Scott will vote your proxy on such matters in accordance with their judgment. You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

A majority or more of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum. We will include abstentions and broker non-votes in determining whether a quorum exists. Assuming in each case that a quorum is present:

  With respect to Proposal No. 1, the directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.

  With respect to Proposal No. 2, the proposal will be approved if the number of shares of common stock voted in favor of the matter exceed the number of shares of common stock voted against the matter. Abstentions, broker non-votes, and the failure to return a signed proxy will have no effect on the outcome of the vote on this matter.

We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. We are distributing this proxy statement on or about April 9, 2014.

Important Notice of Internet Availability. The proxy statement and our 2013 Annual Report on Form 10-K are available to the public for viewing on the Internet at www.congareestatebank.com.

In addition, the above items and other filings with the Securities and Exchange Commission (the “SEC”) are also available to the public on the SEC’s website at www.sec.gov. Upon written or oral request by any shareholder, we will deliver a copy of our 2013 Annual Report on Form 10-K. In addition, upon written or oral request, we will also promptly deliver a copy of this proxy statement or the enclosed overview to our shareholders at a shared address to which a single copy of the document was delivered. Shareholders should contact us at 1201 Knox Abbot Drive, Cayce, South Carolina 29033 or at (803) 794-2265 if they wish to receive an additional copy of our proxy materials.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information Regarding Election of Directors

Our board of directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the board members expire at each annual meeting. The current terms of the Class II directors will expire at the Annual Meeting. The terms of the Class III directors expire at the 2015 annual shareholders meeting and the terms of the Class I directors expire at the 2016 annual shareholders meeting. Our directors and their classes are:

Class I	Class II	Class III
Thomas Hal Derrick	J. Kevin Reeley	Samuel M. Corley
Charlie T. Lovering	Dr. Larry J. Stroud	Charles A. Kirby
Stephen P. Nivens	Ronald F. Johnson, Sr.	Nitin C. Shah
E. Daniel Scott	Harry Michael White	John D. Thompson

As previously disclosed by the Company in its SEC filings, due to a mandatory retirement age provision in its corporate bylaws, Class II director Donald E. Taylor resigned on April 16, 2014, effective as of the Annual Meeting. The board of directors has nominated Ronald F. Johnson, Sr. to replace Mr. Taylor and thanks him for his years of faithful service to the Company.

Shareholders will elect four nominees as Class II directors at the Annual Meeting to serve a three-year term, expiring at the 2017 annual shareholders meeting. The directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the four nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes with respect to the nominees will not be considered to be either affirmative or negative votes. Shareholders do not have cumulative voting rights with respect to the election of directors.

The board of directors recommends that you elect Messrs. Reeley, Stroud, Johnson, Sr., and White as Class II directors.

If you submit a proxy but do not specify how you would like it to be voted, Messrs. Kirby and Scott will vote your proxy to elect Messrs. Reeley, Stroud, Johnson, Sr., and White. If any of these nominees is unable or fails to accept nomination or election (which we do not anticipate), Messrs. Kirby and Messrs. Scott will vote instead for a replacement to be recommended by the board of directors, unless you specifically instruct otherwise in the proxy.

Information on Nominees

Set forth below is certain information about the nominees, including their name, age, period they have served as a director, occupation over the past five years, and additional information about the specific experience, qualifications, attributes, or skills that led to the board’s conclusion that such person should serve as a director for the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THESE NOMINEES.

J. Kevin Reeley, 51, Class II director since 2007, has served as president and chief executive officer of Reeley’s Auto Body Shop, located in West Columbia, since 1993. Mr. Reeley has worked hard to establish this company as one of the most reputable auto body shops in the Columbia area. He also serves as president of GMK Holdings and Springdale House and Gardens, one of Columbia’s finest historical homes for fine events. Mr. Reeley has served as council member for the town of Springdale since 1994. He serves as a trustee for Sandhills School, which is a school for children who learn differently. Reeley also serves on the Lexington County Accomodations Tax Committee. He is a graduate of Midlands Technical College receiving an associate degree in business. We believe Mr. Reeley’s experience as a local business owner and personal ties to the community provide him with awareness of both the business and social environment within which the Company operates and well qualifies him to serve on the board.

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Dr. J. Larry Stroud, 61, Class II director since 2006, has owned and operated Triangle Pharmacy located in West Columbia, South Carolina since 1985. In 1993 he developed the Home Medical Equipment Department, which serves both Lexington and Richland counties. The business was incorporated in 2006 and became Triangle Pharmacy and Home Medical Equipment, Inc., where Dr. Stroud serves as president and CEO. Also in 2006, Dr. Stroud formed Triangle Properties, LLC. Dr. Stroud served for nine years on the finance and operating committee of the Lexington Medical Center Board, the South Carolina Pharmacy Association, and the Lexington County Planning Commission. He works very closely with the Lexington County Legislative Delegation in both pharmacy and health care concerns. Dr. Stroud is a member of the Board of Visitors of the Medical University of South Carolina and serves as a commissioner for the Penny for Progress program in Lexington County. He received a B.S. degree from The University of South Carolina and a doctorate of pharmacy from Mercer University Southern School of Pharmacy. We believe Dr. Stroud’s business and financial experience brings a unique perspective to the board that well qualifies him to serve on the board.

Ronald F. Johnson, Sr., 67, Class II director nominee, is president of Johnson & Associates Insurance, Inc., is a native of South Carolina and resides in Lexington with his family. He graduated from the University of South Carolina with a B.S. degree in Business Administration. After graduating from college, he was commissioned as an officer in the U.S. Air Force and flew jet aircraft for four years until he was honorably discharged at the end of his tour of duty. He entered the insurance business as an agent for a commercial property and casualty insurer and after working in the industry for 10 years, started his own insurance agency. He is a current board member and past president of the Professional Insurance Agents of South Carolina, past president of the Independent Agents of Columbia, and a current board member of the South Carolina Medical Malpractice Liability Joint Underwriting Association. We believe that Mr. Johnson’s financial experience and personal contacts and familiarity with the community well qualify him to serve on the board.

Harry Michael White, 63, Class II director since 2006, currently serves as President of the Norlan Group, PA. From 1996 to 2007, Mr. White served as controller of Eddins Electric Company, Inc., and became Vice President and Chief Financial Officer of Eddins Electric Company, Inc. in December 2008. Prior to that Mr. White served on the staff and later as a partner with McGregor and Company, LLC from 1976 to 1996. Mr. White is a member of the South Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. He received a Masters of Accountancy from the University of South Carolina in 1976. We believe Mr. White’s professional experience brings essential financial expertise to the board and well qualifies him to serve on the board.

Information of Other Directors and Executive Officers

Set forth below is also information about each of our other directors and executive officers, including their name, age, period they have served as a director or executive officer, occupation over the past five years, and additional information about the specific experience, qualifications, attributes, or skills that led to the board’s conclusion that such person should serve as a director for the Company.

Samuel M. Corley, 63, Class III director since 2007, is the Vice President, Chief Financial Officer and Co-Owner of the family owned business, M. L. Corley & Sons Sawmill, Inc. where he has been employed since 1967. Mr. Corley has managed a variety of operational responsibilities throughout the Company, including all finances since 1967. Mr. Corley was also responsible for the management of over 100 employees. Mr. Corley is a member of numerous affiliations including the South Carolina Forestry Association, Southern Lumber Manufacturing Association, Ducks Unlimited (Lexington Chapter) and the National Wildlife Turkey Federation. He is an active member of St. David’s Lutheran Church and served on St. David’s Church Council as well as various other committees. We believe Mr. Corley’s extensive business experience provides the board with unique insight about the markets we serve and well qualifies him to serve on the board.

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Thomas Hal Derrick, 63, Class I director since 2006, is a retired senior portfolio risk manager and chief appraiser with the Farm Credit Administration. He now does consulting services for agribusiness appraisals, appraisal reviews and risk management for AgVisory, LLC. Hal received his B.A. degree from Newberry College in 1973 and a graduate degree in banking from Louisiana State University in 2001. Mr. Derrick serves in various positions as the Financial Advisor for the Grace Foundation, a board member of the National Lutheran Men in Mission, Conference President of the Smoky Mountains Conference of the North Carolina Lutheran Men in Mission, and as Chairman of National Development Council of Lutheran Men in Mission. We believe Mr. Derrick’s professional experience as a risk manager and appraiser are a valuable asset to the board as it manages the operations of the Company in the current economic environment and well qualifies him to serve on the board.

Charles A. Kirby, 61, Class III director since June 2010, has served as president and chief executive officer of both the Company and Congaree State Bank (the “Bank”) since June 2010. Mr. Kirby has over 30 years in the financial services industry, of which over 20 years were spent serving the Lexington county market, oversees the operations planning, policies and strategic objectives of the bank. He received a BS from the University of South Carolina and graduated from the Stonier Graduate School of Banking. Mr. Kirby started his banking career with First National Bank of SC and served in several credit administration areas. He subsequently joined Lexington State Bank in 1984, rising to executive officer and senior vice president responsible for the Credit function and Branch Administration of the bank. After Lexington State Bank was acquired by BB&T, Mr. Kirby remained in Lexington as area executive responsible for the commercial market in Lexington, Newberry and McCormick counties until 2008. Mr. Kirby serves as a director on the Lutheran Homes of South Carolina board, two of which he served as chairman of the board. Lutheran Homes of South Carolina is a non-profit multi-location senior care facility. We believe Mr. Kirby’s strong financial background in the banking industry, along with his excellent leadership skills during this challenging economy, more than qualifies him to serve on the board.

Charlie T. Lovering, Jr., 46, Class I director since 2007, serves as executive vice president and chief financial officer of the Company and the Bank; and served as chief executive officer, executive vice president and chief financial officer of the holding company and the bank from January 2009 until June 2010. From June 2004 until May 2006, Mr. Lovering held the positions of senior vice president, chief financial officer and director of operations of CoastalStates Bank in Hilton Head, South Carolina, where he specialized in asset-liability management, financial analysis, community reinvestment, human resources and customer relations. Prior to joining CoastalStates Bank, Mr. Lovering served as the Executive Vice President and Chief Financial Officer of Coastal Banking Company and Lowcountry National Bank located in Beaufort, South Carolina from August 1999 to June 2004. He has over 23 years of accounting and financial experience. He received a B.S. degree in business administration from Auburn University in 1990. We believe Mr. Lovering’s successful career in the financial industry and his banking experience, particularly in the area of asset liability management and financial analysis, are critical assets to the board and well qualify him to serve on the board.

Stephen P. Nivens, 62, Class I director since 2006, serves as executive vice president and the chief business development officer of the Company and the Bank. He has over 40 years of experience in retail and commercial banking, most recently serving as the managing member of L & N Financial Services, LLC from 2003 until he left in November 2005 to form our bank. Mr. Nivens was regional president with Security Federal Bank from 2000 to 2002 and served in various management positions with BB&T/Lexington State Bank from 1972 to 2000. Mr. Nivens is a board member and past chairman with the Lexington County Development Corporation; past board member and treasurer with the Lutheran Theological Southern Seminary; board member with the Brookland Cayce High School Foundation and past board member with the Palmetto Richland Hospice Board. He received a B.S. degree from Newberry College in 1973. We believe Mr. Nivens’ extensive experience in retail and commercial banking provides essential insight to the board and well qualifies him to serve on the board.

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E. Daniel Scott, 67, Class I director since 2006, is the chairman of the board of directors for the Company and the Bank. Mr. Scott is a senior partner with the law firm Setzer and Scott, P.A, where he has practiced since 1977. He was admitted to the South Carolina Bar in 1974. He received his B.S. degree from the University of South Carolina in 1968, his juris doctorate degree from the University of South Carolina in 1974, and masters in criminal justice from the University of South Carolina in 1976. Mr. Scott is a member of the Lexington County and American Bar Associations, the Palmetto Land Title Association, and the Home Builders Association of Columbia. He has served as city attorney for the Town of Springdale and as prosecutor for the City of West Columbia. Mr. Scott is also the former chairman of the West Metro Chamber of Commerce Board. We believe Mr. Scott’s legal insight and strong analytical skills are helpful to the board's ability to manage the affairs of a highly regulated company and well qualify him to serve on the board.

Nitin C. Shah, 63, Class III director since 2006, has been the president and owner of the Clarion Inn (Airport) located in West Columbia since 1999. He is also involved with several other hotel ventures around the state of South Carolina. Mr. Shah is a member of Rotary International. We believe Mr. Shah’s business experience provides the board with insight into our local economy and well qualifies him to serve on the board.

John D. Thompson, 64, Class III director since 2006, serves as the vice chairman of the board of directors for the Company and the Bank. Mr. Thompson was the chief executive officer and funeral director for Thompson Funeral Homes from 1972 until 2011. He received a B.S. degree in business administration from Charleston Southern University in 1972. Mr. Thompson was formerly a member of the Lexington Chamber of Commerce and is a member of the Lions International, Cayce-West Columbia Chamber of Commerce, National Chamber of Commerce, South Carolina Funeral Directors Association, the National Funeral Directors Association, and South Carolina State Constable. He was also former district chairman for the Boy Scouts of America. We believe that Mr. Thompson’s business experience and personal contacts and familiarity with the community well qualify him to serve on the board.

Family and Business Relationships. No director has a family relationship with any other director or executive officer of the Company.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITOR

Our audit committee has appointed the firm of Elliott Davis, LLC, an independent registered public accounting firm, to serve as our auditor for the fiscal year ending December 31, 2014. Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Elliott Davis to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC AS OUR INDEPENDENT AUDITOR.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

We are focused on the Company’s corporate governance practices and value independent board oversight as an essential component of strong corporate performance to enhance shareholder value. Our commitment to independent oversight is demonstrated by the fact that the majority of our directors are independent.

Our board believes that it is preferable for one of our independent directors to serve as chairman of the board. The person our board elected as chairman, E. Daniel Scott, has been one of our directors since our formation in 2006 and is a long-time resident of our primary market area. We believe it is the Chief Executive Officer's responsibility to run the Company and the chairman's responsibility to run the board. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have an independent chairman whose sole job is leading the board. In making its decision to have an independent chairman, the board considered the time that Mr. Kirby will be required to devote as Chief Executive Officer in the current economic environment. By having another director serve as chairman of the board, Mr. Kirby will be able to focus his entire energy on running the Company. This will also ensure there is no duplication of effort between the Chief Executive Officer and the chairman. We believe this structure provides strong leadership for the board, while also positioning the chief executive officer as the leader of the Company in the eyes of our customers, employees, and other stakeholders.

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Risk oversight is the responsibility for the board of directors collectively and individually. The board fulfills this responsibility through a combination of oversight with respect to direct board reports from management and the delegation of specific risk monitoring to its committees, which in turn provide reports to the full board at each regular meeting. Notwithstanding the foregoing, the board believes that its role is one of oversight, recognizing that management is responsible for executing the Company’s risk management policies.

At each regular meeting, the board’s standing agenda requires reports from each of the credit officers and the Chief Financial Officer, who collectively are responsible for all risk areas. Their agenda items are designed to elicit information with respect to each of these areas. We do not concentrate the delegation of the board’s responsibility for risk oversight in a single committee. Instead, each of its committees concentrates on specific risks for which they have an expertise, and each committee is required to regularly report to the board of directors on its findings. In general, the audit committee is primarily responsible for financial reporting, legal and regulatory types of risk, whereas the risk committee is primarily responsible for credit, market and liquidity type risks. Compensation-related risks are delegated to the compensation committee. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Director Independence

The board of directors determines the independence of each director in accordance with guidelines it has adopted, which include all elements of independence set forth in the NASDAQ Stock Market listing standards. The board of directors determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and shareholder of the Company: Samuel M. Corley, Thomas Hal Derrick, Ronald F. Johnson, Sr., J. Kevin Reeley, E. Daniel Scott, Nitin C. Shah, J. Larry Stroud, Harry Michael White and John D. Thompson. Based on such standards, Charles A. Kirby, our President/Chief Executive Officer, Charlie T. Lovering, our Chief Financial Officer, Steven P. Nivens, our Executive Vice President and Chief Business Development Officer, are not independent. In addition, based on such standards, due to the transactions discussed in this proxy statement under “Certain Relationships and Related Transactions,” the board of directors has determined that Mr. Nitin C. Shah is not independent.

Meetings and Committees of the Board of Directors

During the year ended December 31, 2013, the board of directors of the Company and the Bank held 12 meetings. All of the directors of the Company and the Bank attended at least 75% of the aggregate of such board meetings and the meetings of each committee on which they served. The board has not implemented a formal policy regarding director attendance at annual shareholders’ meetings, although each director is expected to attend all annual shareholders’ meetings absent unusual or extenuating circumstances. All of our directors attended the 2013 annual meeting.

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Committee Information

Audit Committee

Our audit committee has three members: Thomas Hal Derrick (chair), John D. Thompson, and Harry Michael White. We have two audit committee members, Mr. Derrick and Mr. White, that qualify as an “audit committee financial expert” as defined in under the rules of the SEC. Each of our members has made valuable contributions to the Company and its shareholders as members of the audit committee. The board of directors has determined that each member is qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations, and our independent auditors. Each of these members is considered “independent” under the listing standards of the NASDAQ Stock Market. The audit committee met three times in 2013.

The audit committee functions are set forth in its charter, which was adopted on October 11, 2005. A copy of the audit charter is attached to this proxy statement as Appendix A. The audit committee has the responsibility of monitoring the internal controls over financial reporting and financial statements, the independent auditor’s qualifications and independence, the performance of our internal audit function and our independent auditor’s, and compliance with legal and regulatory requirements. The committee has the sole authority to appoint or replace the independent auditor, reviews and approves all auditing services, and reviews with the independent auditors the results of the audit and management’s responses. The audit committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The audit committee reports its findings to the board of directors.

Compensation Committee

Our Bank has a compensation committee with five members: J. Kevin Reeley, John D. Thompson, Nitin C. Shah, Sam Corley and Dr. Larry J. Stroud. The committee has the responsibility of approving the compensation plan for the entire Bank and specific compensation for all executive officers. It also reviews all benefit plans. The compensation committee fixed and approved the 2013 compensation paid to our Chief Executive Officer and, with input from our Chief Executive Officer, Mr. Kirby, fixed and approved the compensation paid to the other executive officers during 2013. The primary components of 2013 compensation for the executive officers only included base salary and options granted at the time the Bank was formed. The base salary parameters were established through comparisons with organizations of similar size and complexity to the Bank. Compensation levels were set with the objective of establishing executive officer base salaries that, when considered as a part of total compensation, were adequate and competitive with our peer group, based on asset size. The compensation committee did not engage any compensation consultants to review our compensation practices or assist in the determination or recommendation of the amount or form of executive and director compensation. Once the committee approves a compensation plan, the plan is submitted to our board of directors for review and approval. Given that we are a small financial institution and each of our employees is also an employee of the Bank, we do not believe a separate compensation committee for the Company is necessary. The Bank’s compensation committee met two times in 2013 and does not have a charter.

Other Committees

We do not have a separate nominating committee. Instead, each member of our board of directors is involved in the consideration of director nominees. Because we are a small financial institution with a relatively small board of directors, we do not believe a separate nominating committee is necessary.

Any shareholder may recommend the nomination of any person to serve on the board of directors. Our bylaws require a shareholder to submit the name of the person to our secretary in writing no later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days in advance of such meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, no more than seven days after notice of the special meeting is given to shareholders. Each notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of common stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the board of directors; and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

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The board has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director nor has it identified any specific qualities or skills that it believes are necessary to be nominated as a director. In evaluating all potential candidates, the board uses a variety of criteria to evaluate the qualifications and skills necessary in the context of the current needs of the board. Under these criteria, members of the board of directors should have high professional and personal ethics and values, consistent with our longstanding values and standards. They should contribute to the diversity of the board and have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interest of our shareholders.

The board of directors uses a variety of methods for identifying and evaluating nominees for director. They regularly assess the appropriate size of the board of directors, and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the board of directors considers various potential candidates for director. Candidates may come to their attention through current members of the board of directors, shareholders, or other persons. These candidates are evaluated at regular or special meetings of the board of directors and may be considered at any point during the year. The board of directors considers properly submitted shareholder recommendations for candidates. In evaluating such recommendations, the board of directors uses the qualifications and standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the board of directors. The Company does not pay a third party to assist in identifying and evaluating candidates.

The board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the board considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to board heterogeneity, when identifying and recommending director nominees. The board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves the needs of the Company and the interest of its shareholders.

Shareholder Communications

Our board of directors has implemented a process for shareholders of the Company to send communications to the board of directors. Any shareholder desiring to communicate with the board of directors, or with specific individual directors, may so do by writing to the Chief Executive Officer of the Company at: Congaree Bancshares, Inc., 1201 Knox Abbott Drive, Cayce, South Carolina 29033, Attention: Chief Executive Officer. The Chief Executive Officer has been instructed by the board of directors to promptly forward all such communications to the addressees indicated thereon.

Audit Committee Matters

Report of the Audit Committee of the Board of Directors

The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not be deemed filed under such acts.

9

The audit committee reviewed and discussed with management the audited financial statements. The audit committee discussed with the independent auditors the matters required to be discussed by Section AU 380 of the Auditing Standards of the Public Company Accounting Oversight Board (“PCAOB”), as amended. The audit committee received from the independent auditors the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent auditors the independent auditor’s independence from the Company and its management. In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

The report of the audit committee is included herein at the direction of its members, Mr. Thomas Hal Derrick, Mr. John D. Thompson, and Mr. Harry Michael White.

Independent Certified Public Accountants

Elliott Davis, LLC was our auditor during the fiscal years ended December 31, 2013 and 2012. A representative of Elliott Davis, LLC will be present at the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so. The following table shows the fees that we paid for services performed in the fiscal year ended December 31, 2013 and 2012:

	Year Ended December 31, 2013	Year Ended December 31, 2012

Audit Fees	$72,500	$67,500
Audit-Related Fees	—	—
Tax Fees	7,350	5,675
Total	$79,850	$73,175

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors during the Company’s 2013 and 2012 fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Tax Fees. This category includes the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Oversight of Accountants; Approval of Accounting Fees.

Under the provisions of its charter, the audit committee is responsible for the retention, compensation, and oversight of the work of the independent auditors. The charter provides that the audit committee must pre-approve the fees paid for the audit. The policy specifically prohibits certain non-audit services that are prohibited by securities laws from being provided by an independent auditor. All of the accounting services and fees reflected in the table above were reviewed and approved by the audit committee, and none of the services were performed by individuals who were not employees of the independent auditor.

Compensation of Directors and Executive Officers

Summary of Cash and Certain Other Compensation

The following table shows the compensation we paid for the years ended December 31, 2013, 2012 and 2011 to our principal executive officer and our other executive officers that earned in excess of $100,000 during such periods.

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Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total

Charles A. Kirby	2013	$165,000	$9,600	$—	$14,472	$189,072
President and Chief Executive	2012	$165,000	$5,000	$—	$14,753	$184,753
Officer of the Company and the Bank	2011	$150,000	$—	$—	$8,332	$158,332

Charlie T. Lovering, Jr.	2013	$137,500	$7,800	$—	$11,749	$157,049
Executive Vice President and	2012	$137,500	$4,000	$—	$11,873	$153,373
Chief Financial Officer of the	2011	$125,000	$—	$—	$10,444	$135,444
Company and the Bank

Stephen P. Nivens	2013	$115,000	$5,400	$—	$9,407	$129,807
Executive Vice President and	2012	$115,000	$3,000	$—	$11,263	$129,263
Chief Business Development	2011	$110,000	$—	$—	$10,629	$120,629
Officer of the Company and the Bank

(1)	These amounts represent the grant date fair value of the stock options awarded during the period. See the discussion of assumptions used in the valuation of option awards in Note 9, “Warrants and Stock Options and Grant Plans” in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

Employment Agreements

In November 2013, we entered into an amended and restated employment agreement with Charles A. Kirby to serve as executive President and Chief Executive Officer of the Company and the Bank. The agreement shall be for a term of one year and shall be extended for additional terms of one year each, unless the Company delivers a notice of termination to Mr. Kirby at least six months prior to the end of the current term. Mr. Kirby is entitled to a base salary of $165,000, which may be increased annually by the board of directors. In addition, Mr. Kirby is entitled to:

•	up to 50% of the previous years salary and compensation if the Bank achieves certain performance levels established by the board of directors from time to time;
•	participate in our retirement, welfare, and other benefit programs;
•	a retirement benefit in the amount of $75,000, payable as a lump sum within 60 days of the date of retirement, should he retire after providing the board of directors with at least 24 months prior written notice;
•	$500,000 life insurance policy payable to the Company, and $500,000 payable to his heirs;
•	car allowance of $650 per month and reimbursement for expenses related to routine car maintenance not to exceed $150 per month;
•	reimbursement for dues pertaining to an area country club; and
•	reimbursement for travel and business expenses.

Pursuant to the terms of the employment agreement, Mr. Kirby is prohibited from disclosing our trade secrets or confidential information. If we terminate his employment without cause prior to a change in control, he will be entitled to severance equal to 12 months of his then base salary. If Mr. Kirby terminates his employment for a good reason within 24 months following a change in control, he will be entitled to (i) cash severance equal to 24 months of his highest monthly base salary over the 60-month period prior to the date of termination and (ii) should he elect to continue participation in the Bank's group health plan under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for the legally required COBRA period following a termination of employment, he will be obligated to pay only the portion of the full COBRA cost of the coverage equal to an active employee’s share of premiums for such coverage. Finally, during employment and for a period of 12 months thereafter, Mr. Kirby may not, subject to limited exceptions, (a) compete with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining an ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches within our territory, (b) solicit our customers for a competing business, or (c) solicit our employees for a competing business.

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In November 2013, we entered into an amended and restated employment agreement with Charlie T. Lovering, Jr. to serve as executive vice president and chief financial officer of the Company and the Bank. The agreement shall be for a term of one year and shall be extended for additional terms of one year each, unless the Company delivers a notice of termination to Mr. Lovering at least six months prior to the end of the current term. Mr. Lovering is entitled to a base salary of $137,500, which may be increased annually by the board of directors. In addition, Mr. Lovering is entitled to:

•	up to 50% of the previous years salary and compensation if the Bank achieves certain performance levels established by the board of directors from time to time;
•	participate in our retirement, welfare, and other benefit programs;
•	$500,000 life insurance policy payable to the Employer, and $500,000 payable to his heirs; and
•	car allowance of $500 per month and reimbursement for expenses related to routine car maintenance not to exceed $150 per month;
•	reimbursement for dues pertaining to an area country club; and
•	reimbursement for travel and business expenses.

Pursuant to the terms of the employment agreement, Mr. Lovering is prohibited from disclosing our trade secrets or confidential information. If we terminate his employment without cause prior to a change in control, he will be entitled to severance equal to 12 months of his then base salary. If Mr. Kirby terminates his employment for a good reason within 24 months following a change in control, he will be entitled to (i) cash severance equal to 24 months of then current monthly base salary and (ii) should he elect to continue participation in the Bank's group health plan under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for the legally required COBRA period following a termination of employment, he will be obligated to pay only the portion of the full COBRA cost of the coverage equal to an active employee’s share of premiums for such coverage. Finally, during employment and for a period of 12 months thereafter, Mr. Lovering may not, subject to limited exceptions, (a) compete with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining an ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches within our territory, (b) solicit our customers for a competing business, or (c) solicit our employees for a competing business.

In November 2013, we entered into an amended and restated employment agreement with Stephen P. Nivens to serve as executive vice president and the chief business development officer of the Company and the Bank. The agreement shall be for a term of one year and shall be extended for additional terms of one year each, unless the Company delivers a notice of termination to Mr. Nivens at least six months prior to the end of the current term. Under the agreement, Mr. Nivens is entitled to a base salary of $115,000 per year, which may be increased annually by the board of directors. In addition, Mr. Nivens is entitled to:

•	up to 50% of the previous years salary and compensation if the Bank achieves certain performance levels established by the board of directors from time to time;
•	participate in our retirement, welfare, and other benefit programs;
•	$500,000 life insurance policy payable to the Employer, and $500,000 payable to his heirs; and
•	car allowance of $500 per month and reimbursement for expenses related to routine car maintenance not to exceed $150 per month;
•	payment of initiation fees and reimbursement for club dues; and
•	reimbursement for travel and business expenses.

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Pursuant to the terms of the employment agreement, Mr. Nivens is prohibited from disclosing our trade secrets or confidential information. If we terminate his employment without cause prior to a change in control, he will be entitled to severance equal to 12 months of his then base salary. If Mr. Kirby terminates his employment for a good reason within 24 months following a change in control, he will be entitled to (i) cash severance equal to 24 months of then current monthly base salary and (ii) should he elect to continue participation in the Bank's group health plan under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for the legally required COBRA period following a termination of employment, he will be obligated to pay only the portion of the full COBRA cost of the coverage equal to an active employee’s share of premiums for such coverage. Finally, during employment and for a period of 12 months thereafter, Mr. Nivens may not, subject to limited exceptions, (a) compete with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining an ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches within our territory, (b) solicit our customers for a competing business, or (c) solicit our employees for a competing business.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards that are outstanding to our named executive officers at December 31, 2013.

	Option Awards
	Number of Securities Underlying		Option Exercise	Option Expiration
	Unexercised Options (1)		Price	Date

	Exercisable	Unexercisable	(per share)

Charlie T. Lovering	28,671	0	$10.00	10/16/2016
Stephen P. Nivens	40,141	0	$10.00	10/16/2016
Charles A. Kirby	0	0	—	—

(1) The options vest over a five year period beginning October 16, 2007, and they will be exercisable in whole or in part during the 10 year period ending October 16, 2016.

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Director Compensation

The table below provides information on 2013 compensation for nonemployee directors. In 2013, outside directors received fees of $250 for attendance at each board meeting. We did not pay our nonemployee directors any fees for board meeting or committee meeting attendance. The Company offers reimbursement to directors for expenses incurred in their board service, including the cost of attending board and committee meetings. The Company also has a policy by which no employee directors receive compensation for their board service.

Name	Option Awards ($)(1)	Fees Paid in Cash ($)	Total ($)
Samuel M. Corley	—	$2,750	$2,750
Thomas Hal Derrick	—	$2,750	$2,750
Ronald F. Johnson, Sr.	—	—	—
J. Kevin Reeley	—	$3,000	$3,000
E. Daniel Scott	—	$2,750	$2,750
Nitin C. Shah	—	$3,000	$3,000
Dr. J. Larry Stroud	—	$3,000	$3,000
Donald E. Taylor	—	$3,000	$3,000
John D. Thompson	—	$3,000	$3,000
Harry Michael White	—	$3,000	$3,000

(1)	Each director identified in the table above other than Mr. Johnson, Mr. Corley, and Mr. Reeley holds warrants to acquire 10,000 shares of our common stock. The warrants vest over a three year period beginning October 16, 2007, and they will be exercisable in whole or in part during the 10 year period ending October 16, 2016.

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Security Ownership of Certain

Beneficial Owners and Management

General

The following table shows how much common stock in the Company is owned by the directors, the named executive officers, owners of more than 5% of the outstanding common stock, and all directors and executive officers as a group as of March 26, 2014. Unless otherwise indicated, the mailing address for each beneficial owner is care of Congaree Bancshares, Inc., 1201 Knox Abbott Drive, Cayce, South Carolina 29033.

Name	Number of Shares Owned(1)	Right to Acquire(2)	Percentage of Beneficial Ownership(3)

Samuel M. Corley	28,000	0	1.59%
Thomas Hal Derrick	12,500	10,000	1.28%
Ronald F. Johnson, Sr., director nominee	13,500	0	*
Charlie T. Lovering, Jr.	10,350	28,671	2.21%
Stephen P. Nivens	26,600	50,141	4.34%
J. Kevin Reeley	11,000	0	*
E. Daniel Scott	14,200	10,000	1.37%
Nitin C. Shah	21,000	10,000	1.76%
Dr. J. Larry Stroud	12,500	10,000	1.28%
Donald E. Taylor	22,475	10,000	1.84%
John D. Thompson	71,406	10,000	4.61%
Harry Michael White	15,200	10,000	1.43%
Charles A. Kirby	2,300	0	*
All directors and executive officers as a group (13 persons)	261,031	148,812	23.23%

*Indicates less than 1%

(1)	Includes shares for which the named person has sole voting and investment power, has shared voting and investment power, or holds in an IRA or other retirement plan program, and shares held by spouses and family members unless otherwise indicated in these footnotes.
(2)	Represents shares that may be acquired within the next 60 days of March 27, 2014 by exercising vested stock options or warrants but does not include any unvested stock options or warrants.
(3)	For each individual, this percentage is determined by assuming the named person exercises all options and warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options or warrants. For the directors and executive officers as a group, this percentage is determined by assuming that each director and executive officer exercises all options or warrants which he or she has the right to acquire within 60 days, but that no other persons exercise any options. The calculations are based on 1,764,439 shares of common stock outstanding on March 26, 2014.

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Certain Relationships and Related Transactions

We enter into banking and other transactions in the ordinary course of business with our directors and officers and their affiliates, including members of their families or corporations, partnerships, or other organizations in which such officers or directors have a controlling interest, on substantially the same terms, including price, or interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. These transactions are also restricted by our regulatory agencies, including the Board of Governors of the Federal Reserve System. These transactions are not expected to involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must also comply with the Bank’s lending policies, regulatory restrictions, and statutory lending limits, and directors with a personal interest in any loan application will be excluded from the consideration of such loan application. We intend for all of our transactions with directors, officers or other affiliates to be on terms no less favorable than could be obtained from an unaffiliated third party and to be approved by a majority of our disinterested directors. The aggregate dollar amount of loans outstanding to directors and executive officers of the Bank was approximately $3.1 million at March 20, 2014.

The Company does not have a written policy regarding the review, approval or ratification of transactions with related parties, but reviews, approves, ratifies and discloses transactions with related parties consistent with SEC rules and regulations. As transactions are reported, however, the board of directors considers any related party transactions on a case-by-case basis to determine whether the transaction or arrangement was undertaken in the ordinary course of business and whether the terms of the transaction are no less favorable to the Company than terms that could have been reached with an unrelated party. We intend to maintain at all times at least two independent and disinterested directors and to require that any affiliated transactions be approved by a majority of our independent and disinterested directors. If any member of the board of directors is interested in the transaction, that member will recuse himself from the discussion and decision on the transaction. We intend for the terms of all affiliated transactions to be as favorable to the Company or its affiliates as those generally available from unaffiliated third parties.

On December 30, 2008, we sold our property at 1201 12th Street, Cayce, South Carolina to 12 Street LLC for $500,000. Two of our directors, Donald E. Taylor and Nitin C. Shah, have a 15% and 10% ownership interest in 12 Street LLC, respectively. This property was comprised of five tenant office rental spaces of approximately 5,764 square feet. The Bank subsequently entered into a 15 year lease agreement with the option to extend the lease for two consecutive renewal terms of five years each. The Bank subleases 5,764 square feet to other tenants. On May 27, 2010, we entered into a sale-leaseback transaction pursuant to which we sold our remaining property located at 1201 – 1219 Knox Abbott Drive, Cayce, South Carolina to Knox Abbott & 12th LLC for $2,320,000 and leased this property back from the entity. Two of our directors, Donald E. Taylor and Nitin C. Shah, each have a 6.67% ownership interest in the Knox Abbott & 12th LLC. The Company is of the opinion that the price received for the sale of the property and the payments under the lease represent market costs that could have been obtained in similar “arms lengths” transactions. We paid $254,930 in rental payments to Knox Abbott & 12 Street LLC during 2013 for this property. In October 2013, the Company repurchased the property located at 1201 -1219 Knox Abbott Drive, Cayce, South Carolina from Knox Abbott & 12th LLC for $2,330,000. The Company is of the opinion that the price paid to repurchase this property represents its fair market value that could have been obtained in similar “arms lengths” transactions. In addition, the repurchase of the property was approved by the disinterested members of the board of directors, with the Messrs. Taylor and Shah abstaining.

As a result of the transactions described above, the board of directors determined that Mr. Donald E. Taylor and Mr. Nitin C. Shah were not independent in accordance with the independence standards set forth in the NASDAQ Stock Market listing rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% shareholders to file reports of holdings and transactions in our stock with the SEC. Based on a review of Section 16(a) reports and written representations from our directors and executive officers, we believe that all of our directors, executive officers and 10% shareholders have made all filings required under Section 16(a) in a timely manner.

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Code of Ethics

We expect all of our employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is available without charge upon written request. Any such request should be addressed to our main office at 1201 Knox Abbott Drive, Cayce, South Carolina 29033, Attention: Chief Executive Officer.

Shareholder Proposals for the 2015 Annual Meeting of Shareholders

If shareholders wish a proposal to be included in our proxy statement and form of proxy relating to the 2015 annual meeting, they must deliver a written copy of their proposal to our principal executive office no later than December 10, 2014. To ensure prompt receipt by the Company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws relating to shareholder proposals in order to be included in our proxy materials.

It is our policy that any shareholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must be delivered to the secretary of the Company between 30 and 60 days prior to the annual meeting; provided, however, that if less than 31 days’ notice of the meeting is given to shareholders, the notice must be delivered within 10 days following the day on which notice of the meeting was mailed to shareholders.

April 9, 2014

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Appendix A

CONGAREE BANCSHARES, INC.
AUDIT COMMITTEE CHARTER

Audit Committee Purpose

The Audit Committee is appointed by the Congaree Bancshares, Inc. (CB) Board of Directors to assist the Board in monitoring:

(1) the internal control over financial reporting of Congaree Bancshares, Inc. (CB), its subsidiary, Congaree State Bank, and the audits of their financial statements;
(2) the independent auditor's qualifications and independence;
(3) the performance of the CB’s internal audit function and independent auditors; and
(4) the compliance by the CB with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange SEC (SEC) to be included in the CB's annual financial and proxy statements.

Committee Membership

 The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (Exchange Act), any applicable public stockholder registration board, and the rules and regulations of the SEC. Audit Committee members must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the SEC. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. The Audit Committee shall annually elect a Chairman from among its members.

Meetings

 The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the CB or the CB’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The committee shall maintain minutes of its meetings.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services, as outlined in its established policy, (including the fees and terms thereof) to be performed for the CB by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services, as outlined in its established policy, (including the fees and terms thereof) to be performed for the CB by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The CB shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

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The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the CB’s Form 10-K.

2.	Discuss with management and the independent auditor the CB’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the CB’s financial statements, including any significant changes in the CB’s selection or application of accounting principles, any major issues as to the adequacy of the CB’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss annually reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the CB’s financial statements.

6.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.	Review disclosures made to the Audit Committee by the CB’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the CB’s internal control over financial reporting.

8.	Review and approve all related party transactions.

Oversight of the CB's Relationship with the Independent Auditor

9.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

10.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

11.	The independent auditor shall submit to the audit committee annually a formal written statement delineating all relationships between the independent auditor and the CB (“Statement as to Independence”), addressing each non-audit service provided to the CB and at least the matters set forth in PCAOB Ethics and Independence Rule No. 3526.

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Oversight of the CB's Internal Audit Function

12.	Review the appointment and replacement of the internal auditor.

13.	Review the significant reports to management prepared by the internal audit auditor together with management's responses and follow-up to these reports.

14.	Discuss with the independent auditor and management internal auditor responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the internal audit department.

15.	Review for completion of annual regulatory requirements such as FDICIA, 12 CFR 9 (trust audits), corporate insurance coverage, and business continuity, and any other corporate governance issue(s) as the Committee deems necessary.

Compliance Oversight Responsibilities

16.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (communication of illegal acts) has not been implicated.

17.	Obtain reports from management, the CB’s internal audit director and the independent auditor that the CB is in conformity with applicable legal requirements and the CB’s Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the CB’s policies and procedures regarding compliance with applicable laws and regulations and with the CB’s Code of Ethics.

18.	Obtain reports from management relating to issues resulting from procedures for the receipt, retention and treatment of complaints received by the CB regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the CB’s financial statements or accounting policies.

20.	Discuss with the CB’s General Counsel legal matters that may have a material impact on the financial statements or the CB’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the CB’s internal control over financial reporting is effective or that its financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Other Requirements

This Audit Committee charter requires that the CB develop, adopt and implement a Code of Ethics.

20

PROXY SOLICITED FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

CONGAREE BANCSHARES, INC.

TO BE HELD ON MAY 22, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Charles A. Kirby and E. Daniel Scott, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of Congaree Bancshares, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at The Clarion Inn (Airport), 500 Chris Drive, West Columbia, South Carolina 29169, on May 22, 2014 at 2:00 p.m. local time, and at any adjournment, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and proxy statement as follows:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “for” proposals number 1 and 2, listed below.

1.	PROPOSAL to elect the identified nominees as directors:

Class II
J. Kevin Reeley
Dr. Larry J. Stroud
Ronald F. Johnson, Sr.
Harry Michael White

☐	FOR all nominees	☐	WITHHOLD AUTHORITY	☐	FOR all nominees except as
			to vote for all nominees		written below

(INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write that nominee’s name(s) in the space provided below).

2.         PROPOSAL to ratify the appointment of Elliott Davis, LLC as our independent auditor for the fiscal year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated:	, 2014	Dated:	, 2014

Signature of Shareholder(s)		Signature of Shareholder(s)

Please print name clearly		Please print name clearly

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.